[LOGO OMITTED]
                         CAUSEWAY INTERNATIONAL VALUE FUND
                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2002

                         CAUSEWAY CAPITAL MANAGEMENT LLC

                                [GRAPHIC OMITTED]

[BACKGROUND GRAPHIC OMITTED]
TABLE OF CONTENTS



Letter to Shareholders                              2

Statement of Net Assets                             4

Statement of Operations                            10

Statement of Changes in Net Assets                 11

Financial Highlights                               12

Notes to Financial Statements                      13

LETTER TO SHAREHOLDERS

Welcome to the inaugural semi-annual report for the Causeway International Value Fund. On behalf of all of our partners at employee-owned Causeway Capital Management LLC, the Fund's investment adviser, we want to thank you for your support. We hope this is the beginning of a relationship that endures for many years to come. It is encouraging to report that, in spite of the market turbulence of recent months, the first two quarters have been rewarding for the Fund. At the end of March, the Fund's assets had grown to over $100 million. Since inception on October 26, 2001, the Fund's total return of 13% (for Institutional Class shares) and 12.77% (for Investor Class shares) far surpassed the 2.36% return of our benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index. We achieved this return with significantly less volatility than the Index.

Although this report covers the period from the Fund's launch in late October, performance must be reviewed in the context of the equity markets' reaction to the terrible events of September 11th. The recovery in stock prices from very depressed levels at the end of September faded in December. By early February 2002, most of the gains had evaporated, as investors worried about the health of the global economy and the growing incidence of corporate bankruptcies. However, the emergence of encouraging economic data made this downturn short-lived. Expectations of a rapid economic recovery were rekindled and international markets staged a second rally through March. By month-end, the EAFE Index had once again more than recovered all of the ground lost in the aftermath of the terrorist attacks.

Amid all the volatility, cyclical stocks performed best and industrials, banking and selective technology stocks generated the most consistent returns. Investor pessimism led to the emergence of attractive valuations in virtually all sectors. During this period, our disciplined, value-conscious approach led us to invest in some stocks that were previously off limits to our investment style. These new candidates on our radar screen included the following: (1) several European telecommunications stocks (with irrefutable financial strength and reasonable growth prospects), (2) previously high-flying temporary employment stocks, (3) selective regional Asian airlines and (4) well-capitalized information technology sector stocks. We were able to take advantage of some of these opportunities and attribute much of the Fund's outperformance versus the Index to well-timed purchases of these stocks.

An enduring feature of our philosophy is to invest in stocks with tangible valuation support or sizeable return of capital that should compensate our shareholders in the face of difficult market conditions. We believe that a diversified international fund exhibiting such characteristics will be less volatile than the Index. Furthermore, inefficient pricing of equities in non-U.S. markets affords us, as an active international investor, the opportunity to capture significant upside potential. In short, an actively managed international value fund has a place in a diversified equity portfolio.

Looking forward, we expect the improvement in investor sentiment to continue. Much of this will stem from a continuation of the accommodative monetary policy in the developed world. Cyclical sectors will likely benefit most, particularly as it appears that the world economy has reached a trough and interest rates have reached the lows of this cycle. As long as inflation remains contained, the economic recovery need not be curtailed by a reversal in monetary policy. Volatility will likely persist however, particularly in those technology and telecom stocks that remain expensive and in those stocks still suffering from the excesses of corporate indebtedness.

--------------------------------------------------------------------------------
2

Perhaps reflecting an end to the undisputed preeminence of U.S. productivity, the dollar appears to have reached a turning point. We believe that a currency cannot strengthen indefinitely when a country needs to attract capital to offset a widening current account imbalance. As a consequence, the long running head wind that has crimped returns from investing overseas should abate. With a plentiful supply of interesting investment opportunities to choose from and a favorable macro environment, the prospects appear brighter for international value equity investing than at any time since the early 1990s. We have great expectations for our disciplined investment style in a more rational environment that is once again dominated by fundamentals rather than speculation.


   /s/Harry W. Hartford          /s/Sarah H. Ketterer    /s/James A. Doyle

     Harry W. Hartford           Sarah H. Ketterer       James A. Doyle
     Portfolio Manager           Portfolio Manager       Portfolio Manager

April 2002

The performance data represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth less than their original cost. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares have a shareholder services fee of up to 0.25% per annum of average daily net assets, and will have lower performance than Institutional Class shares. Institutional Class shares have no shareholder services fee. For more information, please see the prospectus.

The MSCI EAFE Index is an unmanaged index consisting of a market-value-weighted average of the performance of international securities listed on exchanges in Europe, Australasia and the Far East. The Fund's value disciplines may prevent or restrict investment in major stocks in the benchmark index. It is not possible to invest directly in an index.

The market commentary expresses the portfolio manager's views as of the date shown. These views and the portfolio holdings are subject to change. There is no guarantee that any forecasts made will come to pass.

--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
MARCH 31, 2002 (UNAUDITED)



CAUSEWAY INTERNATIONAL VALUE FUND                                      NUMBER OF SHARES            MARKET VALUE (000)
---------------------------------------------------------------------------------------------------------------------

FOREIGN COMMON STOCK
AUSTRALIA -- 2.8%
         Qantas Airways                                                    598,426                    $    1,434
         QBE Insurance Group                                               346,498                         1,330
                                                                                                      ----------
                                                                                                           2,764
                                                                                                      ----------
         BCE                                                                60,464                         1,061
         Manulife Financial                                                 46,685                         1,279
                                                                                                      ----------
                                                                                                           2,340
                                                                                                      ----------
FRANCE -- 6.9%
         Aventis                                                            28,715                         1,984
         BNP Paribas                                                        27,270                         1,378
         Societe BIC                                                        23,996                           858
         TotalFinaElf                                                       10,311                         1,592
         Vinci                                                              16,338                         1,058
                                                                                                      ----------
                                                                                                           6,870
                                                                                                      ----------
GERMANY -- 2.6%
         Bayerische Hypo-und Vereinsbank                                    25,923                           943
         Depfa Deutsche Pfandbriefbank*                                     25,240                         1,696
                                                                                                      ----------
                                                                                                           2,639
                                                                                                      ----------
HONG KONG -- 8.7%
         ASM Pacific Technology                                            483,000                         1,176
         Cathay Pacific Airways                                          1,024,000                         1,556
         Henderson Land Development                                        371,648                         1,549
         Huaneng Power International                                     2,446,000                         1,631
         PetroChina                                                      4,430,000                           914
         SCMP Group                                                        663,324                           374
         Shandong International Power Development                        6,208,000                         1,536
                                                                                                      ----------
                                                                                                           8,736
                                                                                                      ----------
IRELAND -- 3.7%
         Allied Irish Banks                                                108,550                         1,335
         Greencore Group                                                   372,264                         1,039
         Smurfit J Group*                                                  560,699                         1,287
                                                                                                      ----------
                                                                                                           3,661
                                                                                                      ----------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
-----------------------------------------------------------------------------------------------------------------
4                   CAUSEWAY INTERNATIONAL VALUE FUND




STATEMENT OF NET ASSETS
MARCH 31, 2002 (UNAUDITED)



CAUSEWAY INTERNATIONAL VALUE FUND (CONTINUED)                       NUMBER OF SHARES            MARKET VALUE (000)
-------------------------------------------------------------------------------------------------------------------

ITALY -- 1.2%
         Telecom Italia                                                    144,805                      $  1,193
                                                                                                        --------
JAPAN -- 12.8%
         Canon                                                              47,000                         1,745
         Konica                                                            342,000                         2,162
         Namco                                                              90,000                         1,799
         Nintendo                                                            8,800                         1,295
         Promise                                                            35,100                         1,507
         Sanyo Shinpan Finance                                              45,900                         1,181
         Shohkoh Fund                                                       18,110                         1,798
         Takefuji                                                           22,800                         1,397
                                                                                                        --------
                                                                                                          12,884
                                                                                                        --------
         ABN Amro Holding                                                   84,237                         1,600
         Akzo Nobel                                                         25,381                         1,187
         ING Groep                                                          53,141                         1,446
         Koninklijke Philips Electronics                                    69,566                         2,122
         Vedior                                                             48,354                           654
                                                                                                        --------
                                                                                                           7,009
                                                                                                        --------
NEW ZEALAND -- 0.9%
         Telecom Corporation of New Zealand                                414,571                           889
                                                                                                        --------
NORWAY -- 2.0%
         Telenor                                                           491,878                         2,027
                                                                                                        --------
PORTUGAL -- 2.4%
         Electricidade de Portugal                                         610,136                         1,272
         Portugal Telecom SGPS*                                            152,560                         1,135
                                                                                                        --------
                                                                                                           2,407
                                                                                                        --------
SINGAPORE -- 1.8%
         Creative Technology                                                75,367                           912
         United Overseas Bank                                              107,629                           887
                                                                                                        --------
                                                                                                           1,799
                                                                                                        --------

                THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----------------------------------------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                                                      5




STATEMENT OF NET ASSETS
MARCH 31, 2002 (UNAUDITED)


CAUSEWAY INTERNATIONAL VALUE FUND (CONTINUED)                        NUMBER OF SHARES            MARKET VALUE (000)
-------------------------------------------------------------------------------------------------------------------

SPAIN -- 5.7%
         Banco Santander Central Hispano                                   147,434                      $  1,235
         NH Hoteles*                                                       115,270                         1,322
         Repsol                                                            134,357                         1,694
         Telefonica*                                                       128,105                         1,436
                                                                                                        --------
                                                                                                           5,687
                                                                                                        --------
SWITZERLAND -- 7.1%
         Geberit                                                             5,795                         1,497
         Novartis                                                           41,369                         1,627
         SIG Holding                                                         8,305                           963
         Sulzer                                                              4,391                           962
         Sulzer Medica                                                       7,626                           703
         Zurich Financial Services                                           5,964                         1,383
                                                                                                        --------
                                                                                                           7,135
                                                                                                        --------
UNITED KINGDOM -- 24.2%
         Allied Domecq                                                     266,307                         1,631
         Arriva                                                            262,208                         1,327
         BAE Systems                                                       326,475                         1,557
         British American Tobacco                                          125,514                         1,206
         BT Group*                                                         380,720                         1,518
         Cadbury Schweppes                                                 246,931                         1,705
         Celltech Group*                                                    81,588                           745
         CGNU                                                              113,154                         1,194
         Chubb                                                             363,537                           919
         Dimension Data Holdings*                                        1,497,983                         1,237
         Hanson                                                            165,373                         1,248
         Lloyds TSB Group                                                  129,475                         1,329
         Reed International                                                 86,068                           835
         Royal Bank of Scotland Group                                       48,152                         1,240
         South African Breweries                                           178,873                         1,249
         Spirent                                                           349,623                           680
         Tesco                                                             354,717                         1,217

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----------------------------------------------------------------------------------------------------------------
6                       CAUSEWAY INTERNATIONAL VALUE FUND




STATEMENT OF NET ASSETS
MARCH 31, 2002 (UNAUDITED)


CAUSEWAY INTERNATIONAL VALUE FUND (CONTINUED)                        NUMBER OF SHARES            MARKET VALUE (000)
-------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)
         Tomkins                                                           174,949                      $    645
         Unilever                                                          160,756                         1,287
         United Business Media                                             181,840                         1,582
                                                                                                        --------
                                                                                                          24,351
                                                                                                        --------
TOTAL FOREIGN COMMON STOCK
         (COST $86,511) -- 92.1%                                                                          92,391
                                                                                                        --------

FOREIGN PREFERRED STOCK
GERMANY -- 1.8%
         Fresenius Medical Care                                             37,951                         1,742
TOTAL FOREIGN PREFERRED STOCK
         (COST $1,618) -- 1.8%                                                                             1,742
                                                                                                        --------

FOREIGN RIGHTS
SPAIN -- 0.0%
         Telefonica                                                        111,105                            25
TOTAL FOREIGN RIGHTS
         (COST $27) -- 0.0%                                                                                   25
                                                                                                        --------

TIME DEPOSIT
         Bank of New York                                                3,184,280                         3,184
                                                                                                        --------
TOTAL TIME DEPOSIT
         (COST $3,184) -- 3.2%                                                                             3,184
                                                                                                        --------
TOTAL INVESTMENTS
         (COST $91,340) -- 97.1%                                                                          97,342
                                                                                                        --------
OTHER ASSETS & LIABILITIES, NET -- 2.9%                                                                    2,936
                                                                                                        --------


     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----------------------------------------------------------------------------------------------------------------
                        CAUSEWAY INTERNATIONAL VALUE FUND                                                      7


STATEMENT OF NET ASSETS
MARCH 31, 2002 (UNAUDITED)


CAUSEWAY INTERNATIONAL VALUE FUND (CONTINUED)                                            VALUE (000)
----------------------------------------------------------------------------------------------------

NET ASSETS:
   Fund Shares of Investor Class (unlimited authorization -- no par value) based on 5,125,486 outstanding shares of
        beneficial interest                                                                $ 53,504
   Fund Shares of Institutional Class (unlimited authorization -- no par value)
        based on 3,765,155 outstanding shares of
        beneficial interest                                                                  39,551
   Undistributed Net Investment Income                                                          278
   Accumulated Net Realized Gain on Investments                                                 942
   Net Unrealized Appreciation on Investments                                                 6,002
   Net Unrealized Appreciation on Forward Foreign Currency Contracts,
        Foreign Currency, and Transactions of Other Assets
        and Liabilities Denominated in Foreign Currency                                           1
                                                                                           --------
        TOTAL NET ASSETS -- 100.0%                                                         $100,278
                                                                                           ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
        PRICE PER SHARE -- INVESTOR CLASS                                                    $11.27
                                                                                           ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
        PRICE PER SHARE -- INSTITUTIONAL CLASS                                               $11.29
                                                                                           ========


* Non-income producing security
 Country determined by registration, location of headquarters or primary listing.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----------------------------------------------------------------------------------------------------
8                      CAUSEWAY INTERNATIONAL VALUE FUND



STATEMENT OF NET ASSETS
MARCH 31, 2002 (UNAUDITED)
AS OF MARCH 31, 2002, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS:

CAUSEWAY INTERNATIONAL VALUE FUND (CONCLUDED)        MARKET VALUE (000)    % OF NET ASSETS
------------------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
FOREIGN COMMON STOCK
Banks                                                    $11,642                11.6%
Telephones & Telecommunications                            9,938                 9.9
Food, Beverage & Tobacco                                   6,867                 6.9
Insurance                                                  6,632                 6.6
Finance                                                    5,883                 5.9
Electric                                                   4,439                 4.4
Medical                                                    4,314                 4.3
Petroleum & Fuel Products                                  4,200                 4.2
Building & Construction                                    3,804                 3.8
Electronics                                                3,041                 3.0
Airlines                                                   2,990                 3.0
Publishing                                                 2,791                 2.8
Office Equipment                                           2,603                 2.6
Photographic Supplies & Equipment                          2,162                 2.2
Machinery                                                  2,140                 2.1
Entertainment                                              1,800                 1.8
Aerospace/Defense                                          1,557                 1.6
Real Estate                                                1,549                 1.5
Transportation                                             1,327                 1.3
Hotels                                                     1,322                 1.3
Toys                                                       1,295                 1.3
Paper & Related Products                                   1,287                 1.3
Brewery                                                    1,249                 1.2
Software                                                   1,237                 1.2
Retail                                                     1,217                 1.2
Chemicals                                                  1,187                 1.2
Diversified Manufacturing                                    962                 1.0
Computers                                                    912                 0.9
Therapeutics                                                 745                 0.7
Human Resources                                              654                 0.7
Diversified Operations                                       645                 0.6
                                                        ---------              ------
TOTAL FOREIGN COMMON STOCK                                92,391                92.1

TOTAL FOREIGN PREFERRED STOCK                              1,742                 1.8
TOTAL FOREIGN RIGHTS                                          25                  --
TIME DEPOSIT                                               3,184                 3.2
                                                        ---------              ------
TOTAL INVESTMENTS                                         97,342                97.1
OTHER ASSETS AND LIABILITIES, NET                          2,936                 2.9
                                                        ---------              ------

NET ASSETS                                              $100,278               100.0%
                                                        =========              ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------------
                       CAUSEWAY INTERNATIONAL VALUE FUND                            9


STATEMENT OF OPERATIONS (000) (UNAUDITED)
                                                                                      CAUSEWAY
                                                                                 INTERNATIONAL
                                                                                    VALUE FUND
                                                                               ----------------
                                                                               10/26/01 (1) to
                                                                                       3/31/02
                                                                               ----------------
INVESTMENT INCOME:
   Interest Income                                                                      $    7
   Dividend Income                                                                         580
   Less: Foreign Taxes Withheld                                                            (46)
                                                                                        -------
   Total Investment Income                                                                 541
                                                                                        -------
EXPENSES:
   Advisory Fees                                                                           164
   Administration Fees                                                                      70
   Shareholder Servicing Fees                                                               29
   Transfer Agent Fees                                                                      25
   Professional Fees                                                                        30
   Registration Fees                                                                        10
   Custodian Fees                                                                           28
   Director Fees                                                                            23
   Printing Fees                                                                             7
   Organizational Fees                                                                      50
   Other Fees                                                                                2
                                                                                        -------
   Total Expenses                                                                          438
                                                                                        -------
   Less, Waiver of:
     Investment Advisory Fees                                                             (164)
       Reimbursement of Advisory Fees                                                      (30)
                                                                                        -------
   Net Expenses                                                                            244
                                                                                        -------
   NET INVESTMENT INCOME                                                                   297
                                                                                        -------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net Realized Gain from Security Transactions                                            942
   Net Realized Gain from Foreign Currency Transactions                                      5
   Net Change in Unrealized Appreciation on Investments                                  6,002
   Net Change in Unrealized Appreciation on Forward Foreign
     Currency Contracts, Foreign Currency, and Transactions
     of Other Assets and Liabilities Denominated in Foreign Currency                         1
                                                                                        -------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS     6,950
                                                                                        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $7,247
                                                                                        =======
(1) Commencement of operations

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
----------------------------------------------------------------------------------------------
10                      CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (000) (UNAUDITED)

                                                                                    CAUSEWAY
                                                                               INTERNATIONAL
                                                                                  VALUE FUND
                                                                             ---------------
                                                                             10/26/01 (1) to
                                                                                     3/31/02
                                                                             ---------------
OPERATIONS:
   Net Investment Income                                                           $     297
   Net Realized Gain from Security Transactions                                          942
   Net Realized Gain from Foreign Currency Transactions                                    5
   Net Change in Unrealized Appreciation on Investments                                6,002
   Net Change in Unrealized Appreciation on Forward Foreign Currency
     Contracts, Foreign Currency, and Transactions of Other Assets and
     Liabilities Denominated in Foreign Currency                                           1
                                                                                    --------
   Net Increase in Net Assets from Operations                                          7,247
                                                                                    --------
DISTRIBUTION TO SHAREHOLDERS:
   Net Investment Income:
     INVESTOR CLASS                                                                      (11)
     INSTITUTIONAL CLASS                                                                 (13)
                                                                                    --------
   Total Distributions to Shareholders                                                   (24)
CAPITAL SHARE TRANSACTIONS:
   INVESTOR CLASS:
   Proceeds from Shares Sold                                                          55,832
   Reinvestment of Dividends                                                              11
   Payments for Shares Redeemed                                                       (2,339)
                                                                                    --------
   Increase in Net Assets Derived from Investor Class Transactions                    53,504
   INSTITUTIONAL CLASS:
   Proceeds from Shares Sold                                                          42,781
   Reinvestment of Dividends                                                              13
   Payments for Shares Redeemed                                                       (3,343)
                                                                                    --------
   Increase in Net Assets Derived from Institutional Class Transactions               39,451
   Net Increase in Net Assets Derived from Capital Share Transactions                 92,955
                                                                                    --------
   Total Increase in Net Assets                                                      100,178
NET ASSETS:
     Beginning of Period                                                                 100
                                                                                    --------
     End of Period                                                                  $100,278
                                                                                    ========
CAPITAL SHARES ISSUED AND REDEEMED:
   INVESTOR CLASS:
   Shares Sold                                                                         5,344
   Shares Issued in Reinvestment of Dividends                                              1
   Shares Redeemed                                                                      (220)
                                                                                    --------
   Increase in Shares Outstanding Derived from Investor Class Transactions             5,125
   INSTITUTIONAL CLASS:
   Shares Sold                                                                         4,068
   Shares Issued in Reinvestment of Dividends                                              1
   Shares Redeemed                                                                      (314)
                                                                                    --------
   Increase in Shares Outstanding Derived from Institutional Class Transactions        3,755
                                                                                    --------
   Increase in Shares Outstanding from Capital Share Transactions                      8,880
                                                                                    ========
(1) Commencement of operations

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------------------
                       CAUSEWAY INTERNATIONAL VALUE FUND                                  11


FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED MARCH 31, 2002 (UNAUDITED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Ratio of Net
                                                                                                        Ratio of    Invest-
                                                                                                Ratio of     Ex-      ment
                                Net                                                                  Net  penses    Income
                           Realized  Distri-                                                     Invest-      to        to
                                and    tions   Distri-                                  Ratio of     ment Average   Average
                                Un-     from    butions                          Net   Expenses   Income     Net       Net
      Net Asset     Net    realized      Net      from   Net Asset            Assets         to       to  Assets    Assets    Port-
         Value,  Invest-      Gains  Invest-  Realized     Value,             End of    Average  Average    (Ex-      (Ex-    folio
      Beginning     ment         on     ment   Capital     End of    Total    Period        Net      Net cluding   cluding Turnover
      of Period   Income Securities   Income     Gains    Period   Return+     (000)     Assets   Assets Waivers)  Waivers)   Rate+
------------------------------------------------------------------------------------------------------------------------------------
CAUSEWAY INTERNATIONAL VALUE FUND

INVESTOR CLASS
 2002(1) $10.00    $0.02      $1.26   $(0.01)    $  --    $11.27    12.77%    $57,775      1.30%   1.33%    2.15%    0.48%   18.38%
INSTITUTIONAL CLASS
 2002(1) $10.00    $0.04      $1.26   $(0.01)    $  --    $11.29    13.00%    $42,503      1.05%   1.58%    1.90%    0.73%   18.38%

(1) Commenced operations on October 26, 2001. All ratios for the period have been annualized.
+   Returns and portfolio turnover are for the period indicated and have not been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
------------------------------------------------------------------------------------------------------------------------------------
12                     CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

Causeway International Value Fund (the "Fund")is a series of Causeway Capital Management Trust (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940 and was established as a Delaware business trust on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Investor Class and Institutional Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The assets of the Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund.

SECURITY VALUATION - Investments in equity securities that are traded on a national securities exchange (or reported on The Nasdaq Stock Market) are stated at the last quoted sale price, if readily available, for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Securities listed on a foreign exchange are valued at the last quoted sale price before the Fund is valued. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Trustees.

Securities listed on a foreign exchange may trade on weekends or other days when the Fund does not calculate an NAV. As a result, the market value of these fund investments may change on days when you cannot buy and sell shares of the Fund.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

NET ASSET VALUE PER SHARE - The net asset value per share of the Fund is calculated each business day. In general, it is computed by dividing the assets of the Fund, less its liabilities, by the number of outstanding shares of the Fund.


-------------------------------------------------------------------------------
                       CAUSEWAY INTERNATIONAL VALUE FUND                     13

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective date of such transaction.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The aggregate principal amounts of the contracts are not recorded as the Fund does not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal tax purposes. As of March 31, 2002, the following forward foreign currency contracts were outstanding:


                 Contracts                    Unrealized
Maturity         to Deliver/                  Appreciation
Date             Receive    In Exchange For  (Depreciation)
-----------------------------------------------------------
Foreign Currency Purchases:
04/02/02-
04/03/02      UK    6,967       $9,928          $ (9)
-----------------------------------------------------------
Foreign Currency Sales:
04/02/02      EU  158,116     $138,589          $648
-----------------------------------------------------------
Currency Legend
EU  Euro Currency
UK  British Sterling

EXPENSES - Expenses that are directly related to the Fund are charged directly to the Fund.

CLASSES - Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

FEDERAL INCOME TAXES - It is the Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned.


--------------------------------------------------------------------------------
14                     CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


DISTRIBUTIONS - Distributions from net investment income are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

OTHER - The Fund imposes a redemption fee of 2% on the value of any capital shares redeemed by shareholders less than 90 days after purchase.

IMPLEMENTATION OF NEW ACCOUNTING STANDARDS - The Fund implemented the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), as required on October 26, 2001. The implementation of the Guide's provisions did not materially impact the results of operations or financial condition of the Fund.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION AGREEMENTS

The Trust on behalf of the Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Causeway Capital Management LLC (the "Investment Adviser"). Under the Advisory Agreement, the Investment Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund's average daily net assets. The Investment Adviser has contractually agreed to waive its fee and, to the extent necessary, reimburse the Fund in order to keep total annual operating expenses from exceeding 1.30% and 1.05% of the Investor Class and Institutional Class average daily net assets, respectively. The Investment Adviser has agreed to these expense limits until September 30, 2002.

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an Administration Agreement dated September 20, 2001. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.15% up to $250 million; 0.125% from $250 million to $500 million; 0.10% from $500 million to $1 billion; and 0.07% in excess of $1 billion. The Fund pays the Administrator a minimum annual fee of $165,000 for all portfolios and classes in existence and $80,000 for any portfolio created after the


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                       CAUSEWAY INTERNATIONAL VALUE FUND                      15

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


agreement date. In addition, the minimum annual fee will be increased to $20,000 for each new class added after the agreement date.

The Fund has adopted a Shareholder Service Plan and Agreement (the "Plan") for Investor Class shares that allows the Fund to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to shareholders of the Fund.

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company, have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

4. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES

Certain costs associated with the organization of the Trust and the Fund have been paid by the Fund's Investment Adviser. The Fund will not be required to reimburse the Investment Adviser for such organization costs. Offering costs, including initial registration costs, were deferred and will be charged to expenses during the Fund's first twelve months of operation.

Certain Trustees and officers of the Fund are also Directors and officers of the Administrator and/or Distributor or are members and officers of the Investment Adviser. These Trustees and officers of the Fund are paid no fees by the Fund for serving as either a Trustee or an officer of the Fund.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, during the period ended March 31, 2002 for the Fund were as follows:

         U.S. Government      Other Investment
           SECURITIES            SECURITIES
           ----------            ----------
      Purchases    Sales    Purchases    Sales
        (000)      (000)      (000)      (000)
     ----------  -------    ---------    -----
         $--        $--      $95,650    $8,437
----------------------------------------------
At March 31, 2002, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investment securities for the Fund at March 31, 2002 are as follows:

                                         Net
     Appreciated     Depreciated     Unrealized
     Securities      Securities     Appreciation
        (000)           (000)           (000)
------------------------------------------------
       $7,570         $(1,568)         $6,002
------------------------------------------------

6. CONCENTRATION OF RISKS

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.


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16                     CAUSEWAY INTERNATIONAL VALUE FUND

                                      NOTES

                                      NOTES

                                      NOTES

INVESTMENT ADVISER:

Causeway Capital Management LLC
11111 Santa Monica Boulevard
Suite 1550
Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online
at www.causewayfunds.com

This material must be preceeded or accompanied by a current prospectus.



                                                                 CCM-SA-001-01
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                      CAUSEWAY CAPITAL MANAGEMENT FUND